UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02809

Name of Fund:	BlackRock Advantage SMID Cap Fund, Inc.

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage SMID Cap Fund, Inc. , 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2022

Date of reporting period: 03/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2022

2022 Annual Report

BlackRock Advantage SMID Cap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	5.92%	15.65%
U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)
International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16
Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc.

Investment Objective

BlackRock Advantage SMID Cap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the year ended March 31, 2022, the Fund outperformed its benchmark, the Russell 2500TM Index.

What factors influenced performance?

The Fund performed well during the period despite encountering changeable market conditions. Early in the period, the strong reflationary market tone from broad-based economic reopening drove a preference among investors for value styles. However, a surprisingly hawkish pivot from the Fed in June 2021 prompted a rotation back toward growth styles. Heightened volatility spurred rotations to value in September 2021, growth in October 2021, and back to value in December 2021, as investors focused on inflation with the Consumer Price Index hitting its highest level since 1982. Late in the period, U.S. stocks weakened due to inflation concerns and monetary policy normalization, and the Russian invasion of Ukraine led to a surge in commodity prices amid new supply concerns. With investors believing that central banks were late responding to rising prices, interest rates on shorter-duration bonds rose sharply, resulting in a brief inversion in the yield curve. This adverse signal for economic growth underscored the prevailing cautious tone, and small-cap stocks underperformed large-cap stocks. Notably, though, markets partially recovered in March 2022 amid investor hopes for a de-escalation in Ukraine and the perception of stocks as being a better asset to defend against rampant inflation.

Across the stock selection model, insights across fundamentals and sentiment drove gains during the period. With numerous sharp inflection points throughout the period, stability-related fundamental measures performed well, led by an insight that captured investor preferences for low-risk securities, which had motivated an underweight position in health care stocks. More traditional value insights identifying attractively priced stocks, such as those looking at research expenditures in comparison to share price, were also additive as investor preferences during the period largely pivoted back toward value.

Broadly, sentiment-based measures correctly positioned the Fund as the market environment evolved and rotated sharply between value and growth. Faster-moving trend-based measures drove gains. Specifically, insights looking at internet search levels performed well, as did text analyses of company executive commentaries to capture short-term results and long-term fundamentals.

By contrast, the Fund’s non-traditional quality measures, which have more of a growth orientation, detracted from performance as investor preferences shifted toward value. Environmental and human capital environmental, social and governance-related insights struggled amid rising commodity prices, with environmental measures evaluating companies based on greenhouse gases and human capital measures evaluating corporate culture detracting. Somewhat surprisingly, a measure that penalized companies that pay lower taxes in favor of those paying higher taxes was a significant detractor despite its typical preference for blue chip companies over growth-oriented technology stocks. Elsewhere, fundamental quality-related measures, which also have a growth tilt, detracted amid the value style preference, most notably with respect to an insight evaluating founder-led firms.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities by adding an insight capturing brand sentiment from consumers, most notably around retail names. Additionally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends, such as sentiment surrounding supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

From a sector positioning perspective, relative to the Russell 2500TM Index, the Fund’s positioning remained largely sector neutral. The Fund maintained slight overweight positions to consumer discretionary and information technology stocks and maintained slight underweight positions in the consumer staples and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Fund’s total returns for the period between December 15, 2017 and February 8, 2021 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Advantage U.S. Total Market Fund, Inc.” The Fund’s total returns for the period prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.46%	N/A	10.93%	N/A	11.25%	N/A
Investor A	1.20	(4.11)%	10.66	9.47%	10.98	10.39%
Investor C	0.42	(0.08)	9.82	9.82	10.26	10.26
Class K	1.51	N/A	10.96	N/A	11.27	N/A
Class R	1.01	N/A	10.39	N/A	10.68	N/A
Russell 2500TM Index	0.34	N/A	11.57	N/A	12.09	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Fund’s total returns for the period between December 15, 2017 and February 8, 2021 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Advantage U.S. Total Market Fund, Inc.” The Fund’s total returns for the period prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 982.20	$ 2.38		$ 1,000.00	$ 1,022.53	$ 2.42		0.48%
Investor A	1,000.00	981.00	3.61		1,000.00	1,021.29	3.68		0.73
Investor C	1,000.00	977.30	7.31		1,000.00	1,017.54	7.44		1.48
Class K	1,000.00	982.60	2.13		1,000.00	1,022.78	2.17		0.43
Class R	1,000.00	980.00	4.85		1,000.00	1,020.04	4.94		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Equity LifeStyle Properties, Inc.	1%
Juniper Networks, Inc.	1
W. R. Berkley Corp.	1
Life Storage, Inc.	1
First Industrial Realty Trust, Inc.	1
Voya Financial, Inc.	1
Snap-on, Inc.	1
SiteOne Landscape Supply, Inc.	1
Travel + Leisure Co.	1
Silicon Laboratories, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	17%
Industrials	15
Financials	15
Health Care	12
Consumer Discretionary	12
Real Estate	10
Energy	6
Materials	5
Communication Services	3
Consumer Staples	2
Utilities	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Aerojet Rocketdyne Holdings, Inc.(a)	4,397	$173,022
Astronics Corp.(a)	13,430	173,650
Axon Enterprise, Inc.(a)	13,705	1,887,590
Curtiss-Wright Corp.	25,574	3,840,192
Hexcel Corp.	1,214	72,196

		6,146,650

Air Freight & Logistics — 0.2%
Hub Group, Inc., Class A(a)	7,716	595,752

Airlines — 0.1%
Copa Holdings SA, Class A(a)	2,426	202,911
JetBlue Airways Corp.(a)	15,001	224,265

		427,176

Auto Components — 1.6%
Adient PLC(a)	11,974	488,180
BorgWarner, Inc.	73,628	2,864,129
Cooper-Standard Holdings, Inc.(a)	18,632	163,403
Dana, Inc.	9,489	166,722
Goodyear Tire & Rubber Co.(a)	173,664	2,481,658

		6,164,092

Automobiles — 0.4%
Canoo, Inc.(a)(b)	39,324	217,068
Thor Industries, Inc.	12,233	962,737
Winnebago Industries, Inc.	6,418	346,765

		1,526,570

Banks — 6.0%
Bank of Hawaii Corp.	47,202	3,961,192
BankFinancial Corp.	7,348	76,125
Capital City Bank Group, Inc.	1,716	45,234
Citizens & Northern Corp.	2,395	58,390
Eagle Bancorp Montana, Inc.	1,922	42,918
East West Bancorp, Inc.	7,151	565,072
First Business Financial Services, Inc.	1,840	60,370
First Financial Bankshares, Inc.	4,126	182,039
First Interstate BancSystem, Inc., Class A	65,278	2,400,272
First Northwest Bancorp	4,957	109,500
Heartland Financial USA, Inc.	20,739	991,946
HomeTrust Bancshares, Inc.	6,258	184,799
Independent Bank Corp.	13,809	303,798
Investar Holding Corp.	1,484	28,330
Lakeland Bancorp, Inc.	9,843	164,378
Macatawa Bank Corp.	9,996	90,064
Mercantile Bank Corp.	5,454	193,181
Mid Penn Bancorp, Inc.	293	7,855
Midland States Bancorp, Inc.	13,473	388,831
Oak Valley Bancorp	837	15,443
OceanFirst Financial Corp.	16,977	341,238
Origin Bancorp, Inc.	769	32,521
Peapack-Gladstone Financial Corp.	4,118	143,100
Pinnacle Financial Partners, Inc.	34,585	3,184,587
Popular, Inc.	2,600	212,524
Premier Financial Corp.	1,376	41,734
Republic First Bancorp, Inc.(a)	94,353	486,861
SouthState Corp.	24,084	1,965,014
TriState Capital Holdings, Inc.(a)	1,755	58,319
UMB Financial Corp.	1,136	110,374
Wintrust Financial Corp.	36,785	3,418,430
Zions Bancorp NA	46,221	3,030,249

		22,894,688

Security	Shares	Value

Beverages — 0.0%
Brown-Forman Corp., Class B	2,066	$138,463

Biotechnology — 2.8%
Agenus, Inc.(a)	40,146	98,759
Akebia Therapeutics, Inc.(a)	75,711	54,353
Akouos, Inc.(a)	2,192	10,412
Alector, Inc.(a)	9,912	141,246
Allogene Therapeutics, Inc.(a)	7,902	71,987
Applied Molecular Transport, Inc.(a)	16,205	121,862
Arcutis Biotherapeutics, Inc.(a)	5,040	97,070
Atara Biotherapeutics, Inc.(a)	18,461	171,503
Atreca, Inc., Class A(a)	39,923	126,556
Beyondspring, Inc.(a)	13,140	28,908
Black Diamond Therapeutics, Inc.(a)	18,150	50,276
C4 Therapeutics, Inc.(a)	1,538	37,312
Cabaletta Bio, Inc.(a)	2,897	5,881
Cortexyme, Inc.(a)	8,421	52,126
Deciphera Pharmaceuticals, Inc.(a)	42,950	398,146
Denali Therapeutics, Inc.(a)	8,451	271,869
Emergent BioSolutions, Inc.(a)	16,197	665,049
Enochian Biosciences, Inc.(a)(b)	12,010	99,083
Exelixis, Inc.(a)	66,406	1,505,424
Foghorn Therapeutics, Inc.(a)	5,601	85,303
Frequency Therapeutics, Inc.(a)	9,695	20,553
G1 Therapeutics, Inc.(a)	5,513	41,899
GlycoMimetics, Inc.(a)	8,547	9,744
Halozyme Therapeutics, Inc.(a)	15,075	601,191
Heron Therapeutics, Inc.(a)	19,954	114,137
Infinity Pharmaceuticals, Inc.(a)	9,578	10,919
Inozyme Pharma, Inc.(a)	3,382	13,832
Intercept Pharmaceuticals, Inc.(a)	3,353	54,553
Ironwood Pharmaceuticals, Inc.(a)	14,254	179,315
Karyopharm Therapeutics, Inc.(a)	55,309	407,627
Kiniksa Pharmaceuticals Ltd., Class A(a)	33,406	332,056
Kodiak Sciences, Inc.(a)	33,871	261,484
Kronos Bio, Inc.(a)	4,693	33,930
Metacrine, Inc.(a)	10,531	6,423
Mirum Pharmaceuticals, Inc.(a)	8,645	190,363
Neurocrine Biosciences, Inc.(a)(b)	4,754	445,687
NextCure, Inc.(a)	14,717	71,525
Novavax, Inc.(a)	879	64,738
Olema Pharmaceuticals, Inc.(a)	27,852	118,650
Oncorus, Inc.(a)	2,294	4,083
Passage Bio, Inc.(a)	10,758	33,350
PhaseBio Pharmaceuticals, Inc.(a)	12,789	16,881
Poseida Therapeutics, Inc.(a)	25,616	114,760
Precision BioSciences, Inc.(a)	19,743	60,808
PTC Therapeutics, Inc.(a)	5,996	223,711
Puma Biotechnology, Inc.(a)	4,939	14,224
Sana Biotechnology, Inc.(a)	7,096	58,613
Sangamo Therapeutics, Inc.(a)(b)	15,926	92,530
Silverback Therapeutics, Inc.(a)	13,962	49,007
Solid Biosciences, Inc.(a)	10,839	13,007
Sorrento Therapeutics, Inc.(a)	23,681	55,177
Spruce Biosciences, Inc.(a)	690	1,387
SQZ Biotechnologies Co.(a)	1,031	4,959
Taysha Gene Therapies, Inc.(a)	32,997	215,140
Ultragenyx Pharmaceutical, Inc.(a)	10,460	759,605
United Therapeutics Corp.(a)	6,225	1,116,827
UroGen Pharma Ltd.(a)	3,041	26,487
Veracyte, Inc.(a)	9,950	274,322
Vincerx Pharma, Inc.(a)	8,097	32,388
Vir Biotechnology, Inc.(a)	9,111	234,335

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Voyager Therapeutics, Inc.(a)	11,249	$85,717
X4 Pharmaceuticals, Inc.(a)	10,021	17,537

		10,576,606

Building Products — 2.9%
A O Smith Corp.	10,177	650,209
Builders FirstSource, Inc.(a)	61,355	3,959,852
Fortune Brands Home & Security, Inc.	2,015	149,674
Lennox International, Inc.	3,512	905,604
Owens Corning	49,372	4,517,538
Trex Co., Inc.(a)	15,201	993,081

		11,175,958

Capital Markets — 2.2%
FactSet Research Systems, Inc.	3,658	1,588,121
Jefferies Financial Group, Inc.	94,230	3,095,456
Stifel Financial Corp.	53,935	3,662,186

		8,345,763

Chemicals — 2.5%
Ashland Global Holdings, Inc.	3,156	310,582
Avient Corp.	27,491	1,319,568
CF Industries Holdings, Inc.	489	50,396
Chemours Co.	16,489	519,074
Hawkins, Inc.	4,334	198,931
HB Fuller Co.	30,538	2,017,646
Huntsman Corp.	11,841	444,156
Livent Corp.(a)	33,822	881,739
Mosaic Co.	27,465	1,826,422
Valvoline, Inc.	67,546	2,131,752

		9,700,266

Commercial Services & Supplies — 0.6%
Cimpress PLC(a)	1,828	116,242
Kimball International, Inc., Class B	8,926	75,425
Quad/Graphics, Inc.(a)	14,419	100,068
Steelcase, Inc., Class A	13,409	160,238
Tetra Tech, Inc.	10,900	1,797,846

		2,249,819

Communications Equipment — 1.7%
Applied Optoelectronics, Inc.(a)	8,398	30,652
Calix, Inc.(a)	5,235	224,634
Ciena Corp.(a)	23,178	1,405,282
Juniper Networks, Inc.	135,242	5,025,593

		6,686,161

Construction & Engineering — 1.4%
Ameresco, Inc., Class A(a)	2,122	168,699
EMCOR Group, Inc.	8,101	912,415
MasTec, Inc.(a)	33,259	2,896,859
Matrix Service Co.(a)	42,018	345,388
Quanta Services, Inc.	7,318	963,122

		5,286,483

Consumer Finance — 1.0%
Ally Financial, Inc.	75,616	3,287,784
OneMain Holdings, Inc.	9,594	454,851
PROG Holdings, Inc.(a)	5,488	157,890

		3,900,525

Containers & Packaging — 0.8%
AptarGroup, Inc.	1,204	141,470
Sealed Air Corp.	41,782	2,797,723

		2,939,193

Security	Shares	Value

Distributors — 0.3%
Pool Corp.	3,012	$1,273,624

Diversified Consumer Services — 0.8%
2U, Inc.(a)	3,505	46,546
H&R Block, Inc.	39,237	1,021,732
Service Corp. International	28,470	1,873,895

		2,942,173

Diversified Financial Services — 1.2%
Voya Financial, Inc.	71,671	4,755,371

Diversified Telecommunication Services — 1.2%
Bandwidth, Inc., Class A(a)(b)	13,688	443,354
EchoStar Corp., Class A(a)	48,165	1,172,336
Iridium Communications, Inc.(a)	75,874	3,059,240

		4,674,930

Electric Utilities — 0.7%
Portland General Electric Co.	49,632	2,737,205

Electrical Equipment — 0.5%
Bloom Energy Corp., Class A(a)	16,933	408,932
nVent Electric PLC	2,118	73,664
Plug Power, Inc.(a)	9,732	278,433
Sunrun, Inc.(a)	33,866	1,028,510

		1,789,539

Electronic Equipment, Instruments & Components — 2.1%
Avnet, Inc.	100,235	4,068,538
ePlus, Inc.(a)	5,131	287,644
Itron, Inc.(a)	15,241	802,896
Jabil, Inc.	3,007	185,622
Littelfuse, Inc.	7,191	1,793,507
National Instruments Corp.	9,052	367,421
ScanSource, Inc.(a)	11,430	397,650

		7,903,278

Energy Equipment & Services — 0.7%
Nabors Industries Ltd.(a)	698	106,599
Newpark Resources, Inc.(a)	34,768	127,251
NexTier Oilfield Solutions, Inc.(a)	25,442	235,084
Oceaneering International, Inc.(a)	46,261	701,317
Patterson-UTI Energy, Inc.	21,200	328,176
ProPetro Holding Corp.(a)	37,907	528,044
Schlumberger NV	14,179	585,734
TechnipFMC PLC(a)	18,048	139,872

		2,752,077

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Class A(a)	6,036	148,727
Cinemark Holdings, Inc.(a)	35,384	611,436
Lions Gate Entertainment Corp., Class A(a)(b)	10,299	167,359
Zynga, Inc., Class A(a)	8,143	75,241

		1,002,763

Equity Real Estate Investment Trusts (REITs) — 9.4%
Alpine Income Property Trust, Inc.	7,514	141,263
American Homes 4 Rent, Class A	96,462	3,861,374
Ashford Hospitality Trust, Inc.(a)	8,089	82,508
Braemar Hotels & Resorts, Inc.	147,274	910,153
Brixmor Property Group, Inc.	130,494	3,368,050
Camden Property Trust	355	59,001
Clipper Realty, Inc.	18	163
CorEnergy Infrastructure Trust, Inc.	20,944	64,298
CubeSmart	73,742	3,836,796
EastGroup Properties, Inc.	17,163	3,488,895
Equity LifeStyle Properties, Inc.	66,862	5,113,606

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
First Industrial Realty Trust, Inc.	79,102	$4,897,205
Highwoods Properties, Inc.	94,366	4,316,301
Life Storage, Inc.	34,880	4,898,198
National Storage Affiliates Trust	8,969	562,895
Regency Centers Corp.	7,713	550,245

		36,150,951

Food & Staples Retailing — 0.1%
Andersons, Inc.	1,447	72,726
Natural Grocers by Vitamin Cottage, Inc.	1,395	27,342
Performance Food Group Co.(a)	3,754	191,116
Rite Aid Corp.(a)	29,789	260,654

		551,838

Food Products — 1.1%
Bunge Ltd.	26,920	2,983,005
Sanderson Farms, Inc.	5,000	937,450
Seneca Foods Corp., Class A(a)	2,959	152,507
Vital Farms, Inc.(a)	25,516	315,378

		4,388,340

Gas Utilities — 0.1%
Brookfield Infrastructure Corp., Class A	5,784	436,345
Southwest Gas Holdings, Inc.	18	1,409

		437,754

Health Care Equipment & Supplies — 1.8%
Accuray, Inc.(a)	28,837	95,451
AtriCure, Inc.(a)	886	58,184
Butterfly Network, Inc.(a)	33,150	157,794
Eargo, Inc.(a)	32,370	171,237
Figs, Inc., Class A(a)	5,963	128,324
Globus Medical, Inc., Class A(a)	17,455	1,287,830
Haemonetics Corp.(a)	3,775	238,656
Heska Corp.(a)	1,561	215,855
Integer Holdings Corp.(a)	841	67,759
Masimo Corp.(a)	9,355	1,361,527
Merit Medical Systems, Inc.(a)	936	62,263
Natus Medical, Inc.(a)	8,093	212,684
OraSure Technologies, Inc.(a)(b)	8,113	55,006
Penumbra, Inc.(a)	8,960	1,990,285
Shockwave Medical, Inc.(a)	3,979	825,085
Sientra, Inc.(a)	11,406	25,321
Tandem Diabetes Care, Inc.(a)	443	51,516

		7,004,777

Health Care Providers & Services — 1.3%
1Life Healthcare, Inc.(a)	75,161	832,784
Accolade, Inc.(a)	14,077	247,192
Aveanna Healthcare Holdings, Inc.(a)	6,993	23,846
Ensign Group, Inc.	621	55,896
Henry Schein, Inc.(a)	6,540	570,223
Invitae Corp.(a)	53,316	424,928
LHC Group, Inc.(a)	1,829	308,369
Molina Healthcare, Inc.(a)	3,306	1,102,849
Select Medical Holdings Corp.	61,447	1,474,114

		5,040,201

Health Care Technology — 1.1%
Allscripts Healthcare Solutions, Inc.(a)	28,684	645,964
American Well Corp., Class A(a)	99,160	417,464
Evolent Health, Inc., Class A(a)	4,189	135,305
Omnicell, Inc.(a)	23,290	3,015,822
Phreesia, Inc.(a)	2,893	76,259
Schrodinger, Inc.(a)	2,333	79,602

		4,370,416

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.1%
Bloomin’ Brands, Inc.	2,947	$64,657
Boyd Gaming Corp.	538	35,390
Choice Hotels International, Inc.	2,105	298,405
International Game Technology PLC	64,030	1,580,260
PlayAGS, Inc.(a)	7,155	47,724
Shake Shack, Inc., Class A(a)	21,999	1,493,732
Texas Roadhouse, Inc.	7,211	603,777
Travel + Leisure Co.	79,045	4,579,867
Wendy’s Co.	37,280	819,042
Wingstop, Inc.	18,853	2,212,400
Wyndham Hotels & Resorts, Inc.	1,545	130,846

		11,866,100

Household Durables — 1.2%
GoPro, Inc., Class A(a)	56,943	485,724
Green Brick Partners, Inc.(a)	11,186	221,035
iRobot Corp.(a)	15,303	970,210
Meritage Homes Corp.(a)	14,910	1,181,319
Sonos, Inc.(a)	53,036	1,496,676
Toll Brothers, Inc.	9,224	433,713

		4,788,677

Household Products — 0.3%
Central Garden & Pet Co., Class A(a)	26,015	1,060,892

Independent Power and Renewable Electricity Producers — 0.8%
Brookfield Renewable Corp., Class A	42,558	1,864,041
Clearway Energy, Inc., Class A	6,626	220,778
Sunnova Energy International, Inc.(a)	43,952	1,013,533

		3,098,352

Insurance — 3.4%
Bright Health Group, Inc.(a)	30,452	58,772
Brighthouse Financial, Inc.(a)	8,198	423,509
Crawford & Co., Class A	2,123	16,050
Hanover Insurance Group, Inc.	29,386	4,393,795
Investors Title Co.	154	31,294
Reinsurance Group of America, Inc.	21,840	2,390,607
Trupanion, Inc.(a)	3,770	335,982
Unum Group	12,369	389,747
W. R. Berkley Corp.	75,143	5,003,772

		13,043,528

Interactive Media & Services — 0.1%
Eventbrite, Inc., Class A(a)	2,335	34,488
fuboTV, Inc.(a)	23,249	152,746
Liberty TripAdvisor Holdings, Inc., Class A(a)	8,568	17,564
Outbrain, Inc.(a)	4,422	47,448

		252,246

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com, Inc., Class A(a)	24,566	313,462
Lands’ End, Inc.(a)	6,607	111,791
Overstock.com, Inc.(a)	18,437	811,320
RealReal, Inc.(a)	47,834	347,275
Stitch Fix, Inc., Class A(a)	13,417	135,109

		1,718,957

IT Services — 2.2%
Conduent, Inc.(a)	111,869	577,244
CSG Systems International, Inc.	1,344	85,438
DigitalOcean Holdings, Inc.(a)	3,291	190,385
DXC Technology Co.(a)	1,465	47,803
Euronet Worldwide, Inc.(a)	1,702	221,515
Genpact Ltd.	53,249	2,316,864
LiveRamp Holdings, Inc.(a)	17,382	649,913

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
MongoDB, Inc.(a)	4,673	$2,072,896
Paysafe Ltd.(a)	14,347	48,636
StoneCo Ltd., Class A(a)	10,731	125,553
Western Union Co.	113,868	2,133,886
Wix.com Ltd.(a)	808	84,404

		8,554,537

Leisure Products — 0.7%
Brunswick Corp.	13,554	1,096,383
Mattel, Inc.(a)	19,979	443,734
YETI Holdings, Inc.(a)(b)	20,071	1,203,858

		2,743,975

Life Sciences Tools & Services — 3.2%
Adaptive Biotechnologies Corp.(a)	61,444	852,843
Berkeley Lights, Inc.(a)	24,094	171,308
Bruker Corp.	51,362	3,302,577
Charles River Laboratories International, Inc.(a)	1,653	469,402
Medpace Holdings, Inc.(a)	14,503	2,372,546
Personalis, Inc.(a)	28,853	236,306
Repligen Corp.(a)	8,801	1,655,380
Syneos Health, Inc.(a)	42,457	3,436,894

		12,497,256

Machinery — 4.3%
AGCO Corp.	16,920	2,470,828
Allison Transmission Holdings, Inc.	6,261	245,807
Astec Industries, Inc.	1,359	58,437
Desktop Metal, Inc., Class A(a)	53,244	252,377
Donaldson Co., Inc.	60,708	3,152,566
Graco, Inc.	3,381	235,723
Hurco Cos., Inc.	1,888	59,510
Hyliion Holdings Corp.(a)	18,234	80,777
Manitowoc Co., Inc.(a)	17,831	268,891
Meritor, Inc.(a)	4,066	144,628
Pentair PLC	55,509	3,009,143
Snap-on, Inc.	22,986	4,723,163
Timken Co.	28,492	1,729,464

		16,431,314

Marine — 0.2%
Matson, Inc.	6,471	780,532

Media — 1.0%
AMC Networks, Inc., Class A(a)	2,668	108,401
Cardlytics, Inc.(a)	6,992	384,420
comScore, Inc.(a)	13,276	38,633
Discovery, Inc., Class A(a)	1,391	34,664
Entravision Communications Corp., Class A	7,528	48,255
EW Scripps Co., Class A(a)	6,052	125,821
Hemisphere Media Group, Inc.(a)	3,167	14,473
Interpublic Group of Cos., Inc.	53,584	1,899,553
News Corp., Class A	2,509	55,574
News Corp., Class B	4,292	96,656
Nexstar Media Group, Inc., Class A	4,773	899,615
TEGNA, Inc.	4,845	108,528
Thryv Holdings, Inc.(a)	2,552	71,762

		3,886,355

Metals & Mining — 1.9%
Materion Corp.	1,107	94,914
Reliance Steel & Aluminum Co.	23,420	4,294,057
Royal Gold, Inc.	833	117,686
Ryerson Holding Corp.	4,717	165,189
Schnitzer Steel Industries, Inc., Class A	13,492	700,775

Security	Shares	Value

Metals & Mining (continued)
Steel Dynamics, Inc.	18,746	$1,563,979
United States Steel Corp.	8,283	312,600

		7,249,200

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Arbor Realty Trust, Inc.	7,571	129,161
Blackstone Mortgage Trust, Inc., Class A	36,771	1,168,950
Great Ajax Corp.	3,348	39,272

		1,337,383

Multiline Retail — 0.8%
Dillard’s, Inc., Class A	3,357	900,985
Franchise Group, Inc.	1,775	73,538
Kohl’s Corp.	8,824	533,499
Macy’s, Inc.	27,562	671,410
Nordstrom, Inc.	30,959	839,299

		3,018,731

Multi-Utilities — 0.1%
NorthWestern Corp.	6,884	416,413

Oil, Gas & Consumable Fuels — 5.2%
Antero Resources Corp.(a)	2,228	68,021
Ardmore Shipping Corp.(a)	10,706	48,177
Clean Energy Fuels Corp.(a)	32,496	258,018
Continental Resources, Inc.	17,227	1,056,532
CVR Energy, Inc.	30,885	788,803
Delek U.S. Holdings, Inc.(a)	18,571	394,077
Devon Energy Corp.	75,236	4,448,705
Energy Fuels, Inc.(a)	4,590	41,998
EOG Resources, Inc.	17,315	2,064,467
Equitrans Midstream Corp.	17,326	146,231
Laredo Petroleum, Inc.(a)	861	68,139
Marathon Oil Corp.	159,918	4,015,541
Matador Resources Co.	4,716	249,854
Oasis Petroleum, Inc.	3,739	547,016
Ovintiv, Inc.	34,595	1,870,552
PBF Energy, Inc., Class A(a)	33,040	805,185
SandRidge Energy, Inc.(a)	4,607	73,804
Scorpio Tankers, Inc.	15,339	327,948
SM Energy Co.	1,438	56,010
Talos Energy, Inc.(a)	43,268	683,202
Targa Resources Corp.	23,265	1,755,810
Vertex Energy, Inc.(a)	4,512	44,849
W&T Offshore, Inc.(a)	21,450	81,939

		19,894,878

Personal Products — 0.5%
Coty, Inc., Class A(a)	62,418	561,138
Herbalife Nutrition Ltd.(a)	10,657	323,547
Medifast, Inc.	6,376	1,088,893
Nature’s Sunshine Products, Inc.(a)	3,272	55,035
NewAge, Inc.(a)(b)	11,190	6,501

		2,035,114

Pharmaceuticals — 1.7%
Atea Pharmaceuticals, Inc.(a)	56,233	406,002
Cassava Sciences, Inc.(a)	1,090	40,483
Catalent, Inc.(a)	35,014	3,883,053
Nektar Therapeutics(a)	94,828	511,123
NGM Biopharmaceuticals, Inc.(a)	2,178	33,214
Perrigo Co. PLC	44,302	1,702,526

		6,576,401

Professional Services — 1.2%
ASGN, Inc.(a)	1,478	172,497

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Franklin Covey Co.(a)	4,981	$225,241
Insperity, Inc.	27,754	2,787,057
Kelly Services, Inc., Class A	14,569	316,002
Kforce, Inc.	8,038	594,571
Mistras Group, Inc.(a)	19,091	126,191
TriNet Group, Inc.(a)	3,095	304,424

		4,525,983

Real Estate Management & Development — 0.3%
Altisource Portfolio Solutions SA(a)	5,759	68,129
Marcus & Millichap, Inc.	10,651	561,094
Realogy Holdings Corp.(a)	42,860	672,045

		1,301,268

Road & Rail — 1.1%
Covenant Logistics Group, Inc.	6,754	145,414
Landstar System, Inc.	4,798	723,682
Ryder System, Inc.	15,042	1,193,282
Schneider National, Inc., Class B	75,618	1,928,259
Werner Enterprises, Inc.	5,234	214,594

		4,205,231

Semiconductors & Semiconductor Equipment — 4.0%
Ambarella, Inc.(a)	5,376	564,050
Cirrus Logic, Inc.(a)	29,428	2,495,200
Enphase Energy, Inc.(a)	6,113	1,233,481
Ichor Holdings Ltd.(a)	12,408	441,973
Lattice Semiconductor Corp.(a)	46,483	2,833,139
Monolithic Power Systems, Inc.	2,867	1,392,445
Power Integrations, Inc.	13,845	1,283,155
Semtech Corp.(a)	2,054	142,424
Silicon Laboratories, Inc.(a)	30,347	4,558,119
SunPower Corp.(a)	5,692	122,264
Synaptics, Inc.(a)	593	118,303
Wolfspeed, Inc.(a)	353	40,193

		15,224,746

Software — 6.8%
Avalara, Inc.(a)	571	56,820
Bill.com Holdings, Inc.(a)	2,237	507,329
Blackline, Inc.(a)	8,373	613,071
Box, Inc., Class A(a)	13,849	402,452
BTRS Holdings, Inc., Class A(a)	36,159	270,469
C3.ai, Inc., Class A(a)	80,720	1,832,344
Digital Turbine, Inc.(a)	5,768	252,696
Dynatrace, Inc.(a)	4,163	196,077
Elastic NV(a)	6,464	574,973
HubSpot, Inc.(a)	1,754	833,045
LivePerson, Inc.(a)	44,925	1,097,069
Manhattan Associates, Inc.(a)	13,500	1,872,585
New Relic, Inc.(a)	2,090	139,779
PagerDuty, Inc.(a)	83,344	2,849,531
Paylocity Holding Corp.(a)	13,390	2,755,260
Progress Software Corp.	12,007	565,410
PROS Holdings, Inc.(a)	3,564	118,717
Rapid7, Inc.(a)	37,813	4,206,318
Smartsheet, Inc., Class A(a)	1,558	85,347
Tenable Holdings, Inc.(a)	18,798	1,086,337
Varonis Systems, Inc.(a)	71,061	3,378,240
Workiva, Inc.(a)	21,277	2,510,686
Yext, Inc.(a)	19,293	132,929

		26,337,484

Specialty Retail — 2.0%
Aaron’s Co., Inc.	2,398	48,152

Security	Shares	Value

Specialty Retail (continued)
American Eagle Outfitters, Inc.	53,360	$896,448
Asbury Automotive Group, Inc.(a)	359	57,512
AutoNation, Inc.(a)	12,726	1,267,255
Chico’s FAS, Inc.(a)	8,643	41,486
Citi Trends, Inc.(a)	857	26,246
Conn’s, Inc.(a)	26,036	401,215
Designer Brands, Inc., Class A(a)	12,934	174,738
Dick’s Sporting Goods, Inc.	18,644	1,864,773
Foot Locker, Inc.	2,050	60,803
Haverty Furniture Cos., Inc.	1,480	40,582
Lithia Motors, Inc.	913	274,009
MarineMax, Inc.(a)	17,275	695,491
National Vision Holdings, Inc.(a)	22,993	1,001,805
Penske Automotive Group, Inc.	2,837	265,884
Shift Technologies, Inc.(a)	26,791	58,940
Sonic Automotive, Inc., Class A	1,900	80,769
Urban Outfitters, Inc.(a)	2,945	73,949
Vroom, Inc.(a)	2,910	7,741
Williams-Sonoma, Inc.	1,597	231,565

		7,569,363

Textiles, Apparel & Luxury Goods — 0.4%
Capri Holdings Ltd.(a)	535	27,494
Fossil Group, Inc.(a)	13,507	130,207
G-III Apparel Group Ltd.(a)	4,986	134,871
Skechers USA, Inc., Class A(a)	13,062	532,407
Under Armour, Inc., Class A(a)	37,327	635,306
Unifi, Inc.(a)	3,437	62,210

		1,522,495

Thrifts & Mortgage Finance — 1.5%
Essent Group Ltd.	17,179	707,947
Federal Agricultural Mortgage Corp., Class C	23,791	2,580,848
Flagstar Bancorp, Inc.	2,695	114,268
Merchants Bancorp	3,862	105,741
New York Community Bancorp, Inc.	46,803	501,728
Radian Group, Inc.	26,817	595,606
Southern Missouri Bancorp, Inc.	853	42,607
Walker & Dunlop, Inc.	5,217	675,184
Washington Federal, Inc.	4,861	159,538
Western New England Bancorp, Inc.	16,148	144,363

		5,627,830

Trading Companies & Distributors — 1.8%
Applied Industrial Technologies, Inc.	5,983	614,215
GATX Corp.	4,705	580,268
MRC Global, Inc.(a)	11,693	139,264
Rush Enterprises, Inc., Class A	1,845	93,929
SiteOne Landscape Supply, Inc.(a)	28,353	4,584,396
Watsco, Inc.	2,799	852,687

		6,864,759

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	9,972	301,454

Total Common Stocks — 99.1% (Cost: $379,944,143)		381,260,856

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Pharmaceuticals — 0.0%
Zogenix, Inc., CVR(a)	3,373	$2,293

Total Rights — 0.0% (Cost: $ —)		2,293

Total Long-Term Investments — 99.1% (Cost: $379,944,143)		381,263,149

Short-Term Securities(c)(d)

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%	6,423,445	6,423,445
SL Liquidity Series, LLC, Money Market Series, 0.42%(e)	751,855	751,630

Total Short-Term Securities — 1.8% (Cost: $7,174,947)		7,175,075

Total Investments — 100.9% (Cost: $387,119,090)		388,438,224

Liabilities in Excess of Other Assets — (0.9)%		(3,603,342)

Net Assets — 100.0%		$384,834,882

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,210,927	$—		$(4,787,482)	(a)	$—	$—	$6,423,445	6,423,445	$697		$—
SL Liquidity Series, LLC, Money Market Series	537,172	214,674	(a)	—		(344)	128	751,630	751,855	10,950	(b)	—

						$(344)	$128	$7,175,075		$11,647		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	17	06/17/22	$3,851	$302,076

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts

Unrealized appreciation on futures contracts(a)	$—	$—	$302,076	$—	$—	$—	$302,076

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$726,233	$—	$—	$—	$726,233

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$199,706	$—	$—	$—	$199,706

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$3,858,161

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2022	BlackRock Advantage SMID Cap Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$381,260,856	$—	$—	$381,260,856
Rights	—	2,293	—	2,293
Short-Term Securities
Money Market Funds	6,423,445	—	—	6,423,445

	$387,684,301	$2,293	$—	387,686,594

Investments valued at NAV(a)				751,630

				$388,438,224

Derivative Financial Instruments(b)
Assets
Equity Contracts	$302,076	$—	$—	$302,076

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

March 31, 2022

BlackRock Advantage SMID Cap Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)(b)	$381,263,149
Investments at value — affiliated(c)	7,175,075
Cash	21,748
Cash pledged for futures contracts	243,000
Receivables:
Investments sold	2,498,259
Securities lending income — affiliated	3,517
Capital shares sold	91,939
Dividends — affiliated	341
Dividends — unaffiliated	362,070
From the Manager	17,362
Prepaid expenses	50,101

Total assets	391,726,561

LIABILITIES
Collateral on securities loaned	751,845
Payables:
Investments purchased	5,379,129
Administration fees	13,722
Capital shares redeemed	327,594
Investment advisory fees	118,022
Directors’ and Officer’s fees	5,394
Other accrued expenses	181,057
Other affiliate fees	344
Service and distribution fees	53,203
Variation margin on futures contracts	61,369

Total liabilities	6,891,679

NET ASSETS	$384,834,882

NET ASSETS CONSIST OF
Paid-in capital	$391,208,587
Accumulated loss	(6,373,705)

NET ASSETS	$384,834,882

(a) Investments, at cost — unaffiliated	$379,944,143
(b) Securities loaned, at value	$743,378
(c) Investments, at cost — affiliated	$7,174,947

F I N A N C I A L S T A T E M E N T S	17

Statement of Assets and Liabilities (continued)

March 31, 2022

BlackRock Advantage SMID Cap Fund, Inc.
NET ASSET VALUE

Institutional
Net assets	$91,738,314

Shares outstanding	3,559,343

Net asset value	$25.77

Shares authorized	100 million

Par value	$0.10

Investor A
Net assets	$224,871,287

Shares outstanding	9,348,985

Net asset value	$24.05

Shares authorized	100 million

Par value	$0.10

Investor C
Net assets	$3,866,131

Shares outstanding	357,539

Net asset value	$10.81

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$59,018,984

Shares outstanding	2,291,584

Net asset value	$25.75

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$5,340,166

Shares outstanding	385,075

Net asset value	$13.87

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended March 31, 2022

BlackRock Advantage SMID Cap Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$4,867,756
Dividends — affiliated	697
Securities lending income — affiliated — net	10,950
Foreign taxes withheld	(7,389)

Total investment income	4,872,014

EXPENSES
Investment advisory	1,865,851
Service and distribution — class specific	688,855
Transfer agent — class specific	423,983
Administration	158,597
Professional	116,899
Registration	93,740
Administration — class specific	74,621
Custodian	56,827
Accounting services	56,074
Directors and Officer	10,090
Miscellaneous	86,991

Total expenses	3,632,528
Less:
Fees waived and/or reimbursed by the Manager	(839,265)
Administration fees waived — class specific	(74,609)
Transfer agent fees waived and/or reimbursed — class specific	(246,190)

Total expenses after fees waived and/or reimbursed	2,472,464

Net investment income	2,399,550

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	9,093,651
Investments — affiliated	(344)
Futures contracts	726,233

9,819,540

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,703,478)
Investments — affiliated	128
Futures contracts	199,706

(7,503,644)

Net realized and unrealized gain	2,315,896

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,715,446

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	BlackRock Advantage SMID Cap Fund, Inc.

	Year Ended March 31,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,399,550	$2,835,282
Net realized gain	9,819,540	119,733,116
Net change in unrealized appreciation (depreciation)	(7,503,644)	30,164,772

Net increase in net assets resulting from operations	4,715,446	152,733,170

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(31,923,573)	(4,624,873)
Investor A	(85,567,003)	(11,652,714)
Investor C	(2,390,635)	(247,076)
Class K	(1,481,135)	(104,502)
Class R	(2,803,795)	(371,011)

Decrease in net assets resulting from distributions to shareholders	(124,166,141)	(17,000,176)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	128,810,173	(51,749,196)

NET ASSETS
Total increase in net assets	9,359,478	83,983,798
Beginning of year	375,475,404	291,491,606

End of year	$384,834,882	$375,475,404

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc.

	Institutional

	Year Ended March 31,

	2022	2021		2020		2019		2018

Net asset value, beginning of year	$36.31	$24.09		$27.40		$32.34		$34.88

Net investment income(a)	0.23	0.33		0.41		0.40		0.17	(b)
Net realized and unrealized gain (loss)	0.38	13.54		(2.89)		1.34		2.66

Net increase (decrease) from investment operations	0.61	13.87		(2.48)		1.74		2.83

Distributions(c)
From net investment income	(0.41)	(0.28)		(0.38)		(0.45)		(0.09)
From net realized gain	(10.74)	(1.37)		(0.45)		(6.23)		(5.28)

Total distributions	(11.15)	(1.65)		(0.83)		(6.68)		(5.37)

Net asset value, end of year	$25.77	$36.31		$24.09		$27.40		$32.34

Total Return(d)
Based on net asset value	1.46%	58.11%		(9.60)%		6.76%		8.48%

Ratios to Average Net Assets(e)
Total expenses	0.79%	0.86	%(f)	0.85	%(g)	0.98	%(g)	1.07	%(h)

Total expenses after fees waived and/or reimbursed	0.48%	0.48	%(f)	0.48	%(g)	0.48	%(g)	0.92	%(h)

Net investment income	0.82%	1.03	%(f)	1.44	%(g)	1.48	%(g)	0.52	%(b)(h)

Supplemental Data
Net assets, end of year (000)	$91,738	$103,266		$72,044		$87,248		$113,466

Portfolio turnover rate	145%	208	%(i)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master Advantage SMID Cap LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor A

	Year Ended March 31,

	2022	2021		2020		2019		2018

Net asset value, beginning of year	$34.61	$23.02		$26.22		$31.22		$33.76

Net investment income(a)	0.15	0.24		0.33		0.32		0.08	(b)
Net realized and unrealized gain (loss)	0.37	12.93		(2.76)		1.30		2.58

Net increase (decrease) from investment operations	0.52	13.17		(2.43)		1.62		2.66

Distributions(c)
From net investment income	(0.34)	(0.21)		(0.32)		(0.39)		(0.02)
From net realized gain	(10.74)	(1.37)		(0.45)		(6.23)		(5.18)

Total distributions	(11.08)	(1.58)		(0.77)		(6.62)		(5.20)

Net asset value, end of year	$24.05	$34.61		$23.02		$26.22		$31.22

Total Return(d)
Based on net asset value	1.20%	57.69%		(9.79)%		6.52%		8.20%

Ratios to Average Net Assets(e)
Total expenses	1.04%	1.10	%(f)	1.12	%(g)	1.25	%(g)	1.33	%(h)

Total expenses after fees waived and/or reimbursed	0.73%	0.73	%(f)	0.73	%(g)	0.73	%(g)	1.19	%(h)

Net investment income	0.57%	0.78	%(f)	1.19	%(g)	1.24	%(g)	0.23	%(b)(h)

Supplemental Data
Net assets, end of year (000)	$224,871	$259,637		$188,164		$279,014		$309,125

Portfolio turnover rate	145%	208	%(i)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor C

	Year Ended March 31,

	2022	2021		2020		2019		2018

Net asset value, beginning of year	$21.55	$14.52		$16.83		$22.38		$25.28

Net investment income (loss)(a)	(0.02)	0.02		0.08		0.08		(0.12	)(b)
Net realized and unrealized gain (loss)	0.29	8.11		(1.72)		0.83		1.91

Net increase (decrease) from investment operations	0.27	8.13		(1.64)		0.91		1.79

Distributions(c)
From net investment income	(0.27)	—		(0.22)		(0.23)		—
From net realized gain	(10.74)	(1.10)		(0.45)		(6.23)		(4.69)

Total distributions	(11.01)	(1.10)		(0.67)		(6.46)		(4.69)

Net asset value, end of year	$10.81	$21.55		$14.52		$16.83		$22.38

Total Return(d)
Based on net asset value	0.42%	56.51%		(10.45)%		5.73%		7.35%

Ratios to Average Net Assets(e)
Total expenses	1.92%	1.92	%(f)	1.98	%(g)	2.12	%(g)	2.16	%(h)

Total expenses after fees waived and/or reimbursed	1.48%	1.48	%(f)	1.48	%(g)	1.48	%(g)	2.00	%(h)

Net investment income (loss)	(0.17)%	0.13	%(f)	0.44	%(g)	0.46	%(g)	(0.52	)%(b)(h)

Supplemental Data
Net assets, end of year (000)	$3,866	$4,322		$21,376		$39,413		$59,781

Portfolio turnover rate	145%	208	%(i)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class K

	Year Ended March 31,							Period from 01/25/18(a) to 03/31/18
	2022	2021		2020		2019

Net asset value, beginning of period	$36.29	$24.08		$27.38		$32.34		$34.28

Net investment income(b)	0.25	0.34		0.43		0.42		(0.06)
Net realized and unrealized gain (loss)	0.38	13.54		(2.89)		1.32		(1.88)

Net increase (decrease) from investment operations	0.63	13.88		(2.46)		1.74		(1.94)

Distributions(c)
From net investment income	(0.43)	(0.30)		(0.39)		(0.47)		—
From net realized gain	(10.74)	(1.37)		(0.45)		(6.23)		—

Total distributions	(11.17)	(1.67)		(0.84)		(6.70)		—

Net asset value, end of period	$25.75	$36.29		$24.08		$27.38		$32.34

Total Return(d)
Based on net asset value	1.51%	58.16%		(9.53)%		6.74%		(5.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.67%	0.76	%(g)	0.77	%(h)	0.90	%(h)	0.87	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.43%	0.43	%(g)	0.43	%(h)	0.43	%(h)	0.43	%(i)(j)

Net investment income (loss)	0.94%	1.08	%(g)	1.49	%(h)	1.53	%(h)	(1.06	)%(i)(j)

Supplemental Data
Net assets, end of period (000)	$59,019	$2,372		$1,549		$2,241		$2,736

Portfolio turnover rate	145%	208	%(k)	123%		142%		147%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Annualized.
(j)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class R

	Year Ended March 31,

	2022	2021		2020		2019		2018

Net asset value, beginning of year	$24.56	$16.66		$19.18		$24.61		$27.65

Net investment income(a)	0.05	0.12		0.19		0.19		(0.00	)(b)(c)
Net realized and unrealized gain (loss)	0.32	9.31		(1.98)		0.95		2.07

Net increase (decrease) from investment operations	0.37	9.43		(1.79)		1.14		2.07

Distributions(d)
From net investment income	(0.32)	(0.16)		(0.28)		(0.34)		—
From net realized gain	(10.74)	(1.37)		(0.45)		(6.23)		(5.11)

Total distributions	(11.06)	(1.53)		(0.73)		(6.57)		(5.11)

Net asset value, end of year	$13.87	$24.56		$16.66		$19.18		$24.61

Total Return(e)
Based on net asset value	1.01%	57.23%		(10.00)%		6.31%		7.87%

Ratios to Average Net Assets(f)
Total expenses	1.43%	1.40	%(g)	1.41	%(h)	1.54	%(h)	1.60	%(i)

Total expenses after fees waived and/or reimbursed	0.98%	0.98	%(g)	0.98	%(h)	0.98	%(h)	1.44	%(i)

Net investment income (loss)	0.32%	0.56	%(g)	0.94	%(h)	0.98	%(h)	(0.01	)%(c)(i)

Supplemental Data
Net assets, end of year (000)	$5,340	$5,879		$8,359		$17,433		$22,726

Portfolio turnover rate	145%	208	%(j)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)

Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend. (d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years
(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Prior to March 1, 2021, the Fund invested all of its assets in Master Advantage SMID Cap LLC (the “Master LLC”) (formerly known as Master Advantage U.S. Total Market LLC), an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflected the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund was directly affected by the performance of the Master LLC. As of February 28, 2021, the Fund owned 100% of the Master LLC. For the period April 1, 2020 to February 28, 2021, the Master LLC allocated $3,441,675, $119,292,344, and $24,661,474 from net investment income, net realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On March 1, 2021, the Fund ceased to invest in the Master LLC as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between the Manager and the Master LLC, including the management fee rate. The Fund received net assets of $372,271,250 which included net unrealized appreciation of $3,621,564 in exchange for its ownership in the Master LLC. The cost basis for the investments received from the Master LLC was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a

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Notes to Financial Statements  (continued)

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
BMO Capital Markets Corp	$16,500	$(16,500)	$—	$—
BNP Paribas SA	72,864	(72,864)	—	—
Credit Suisse Securities (USA) LLC	159,840	(159,840)	—	—
Jefferies LLC	16,500	(16,500)	—	—
State Street Bank & Trust Co	229,334	(229,334)	—	—
Toronto-Dominion Bank	248,340	(248,340)	—	—

	$743,378	$(743,378)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.500%
$1 billion - $1.5 billion	0.475
Greater than $1.5 billion	0.450

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended March 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution — class specific	$619,237	$41,134	$28,484	$688,855

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

Administration: The Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended March 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration — class specific	$ 19,584	$ 49,551	$ 825	$ 3,521	$ 1,140	$ 74,621

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended March 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$ 7,474	$ 5,635	$ 998	$ 2	$ 159	$ 14,268

For the year ended March 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$ 109,906	$ 288,439	$ 10,358	$ 963	$ 14,317	$ 423,983

Other Fees: For the year ended March 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $3,293.

For the year ended March 31, 2022, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$ 113
Investor C	522

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended March 31, 2022, the amount waived was $1,180.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

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Notes to Financial Statements  (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations
Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2022, the Manager waived and/or reimbursed investment advisory fees of $838,085 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended March 31, 2022, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration fees waived — class specific	$19,584	$49,551	$813	$3,521	$1,140	$74,609
Transfer agent fees waived and/or reimbursed — class specific	60,961	164,663	8,141	963	11,462	246,190

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, the Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, the Fund retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended March 31, 2022, the Fund paid BIM $2,716 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments, were $552,382,519 and $536,014,320, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

Amounts
Paid-in capital	$(1,877,008)
Accumulated earnings (loss)	1,877,008

The tax character of distributions paid was as follows:

	03/31/22	03/31/21
Ordinary income	$54,522,597	$7,724,847
Long-term capital gains	69,643,544	9,275,329

	$124,166,141	$17,000,176

As of period, the tax components of accumulated net earnings were as follows:

Amounts
Net unrealized losses(a)	$(3,741,186)
Qualified late-year losses	(2,632,519)

$(6,373,705)

(a)

The difference between book-basis and tax-basis of net accumulated losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$392,182,592

Gross unrealized appreciation	$25,309,946
Gross unrealized depreciation	(29,054,314)

Net unrealized appreciation (depreciation)	$(3,744,368)

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21
Share Class	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	400,705	$10,864,560	253,870	$8,000,129
Shares issued in reinvestment of distributions	964,547	26,257,030	119,827	4,043,705
Shares redeemed	(650,107)	(18,558,089)	(519,691)	(16,219,893)

	715,145	$18,563,501	(145,994)	$(4,176,059)

Investor A
Shares sold and automatic conversion of shares	789,411	$20,287,444	859,423	$25,837,122
Shares issued in reinvestment of distributions	2,762,049	70,447,342	330,812	10,661,900
Shares redeemed	(1,705,172)	(44,004,354)	(1,861,664)	(55,323,150)

	1,846,288	$46,730,432	(671,429)	$(18,824,128)

Investor C
Shares sold	113,989	$1,395,159	131,548	$2,443,287
Shares issued in reinvestment of distributions	194,739	2,359,415	12,558	252,531
Shares redeemed and automatic conversion of shares	(151,772)	(1,840,018)	(1,415,905)	(26,109,534)

	156,956	$1,914,556	(1,271,799)	$(23,413,716)

Class K
Shares sold	2,350,932	$62,660,667	10,737	$336,862
Shares issued in reinvestment of distributions	54,442	1,481,135	3,099	104,502
Shares redeemed	(179,160)	(4,711,272)	(12,775)	(411,911)

	2,226,214	$59,430,530	1,061	$29,453

Class R
Shares sold	68,057	$1,034,730	42,825	$941,957
Shares issued in reinvestment of distributions	177,110	2,697,572	16,199	370,966
Shares redeemed	(99,402)	(1,561,148)	(321,487)	(6,677,669)

	145,765	$2,171,154	(262,463)	$(5,364,746)

	5,090,368	$128,810,173	(2,350,624)	$(51,749,196)

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 14, 2022, the 364-day credit agreement to which BlackRock Advantage SMID Cap Fund, Inc. and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.50 billion, (ii) update the interest terms at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum and (iii) extend the termination date to April 2023.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Advantage SMID Cap Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 20, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

Fund Name	Qualified Dividend Income
BlackRock Advantage SMID Cap Fund, Inc.	$ 4,742,043

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended March 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends
BlackRock Advantage SMID Cap Fund, Inc.	$69,643,551

The following percentage, or maximum amount allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
BlackRock Advantage SMID Cap Fund, Inc.	6.72%

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations, for the fiscal year ended March 31, 2022:

Fund Name	Qualified Short-Term Capital Gains Dividends
BlackRock Advantage SMID Cap Fund, Inc.	$49,712,560

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Trust, on behalf of the Fund, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	37

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation from 2017 to 2021; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			30 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Director (Since 2019)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 164 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	30 RICs consisting of 164 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.
Donald C. Opatrny 1952	Director (Since 2015)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 164 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 164 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 164 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	39

Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 262 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 264 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1966	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S.Wealth Advisory Group from 2013 to 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006;Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	41

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

S&P	Standard & Poor’s

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-3/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage SMID Cap Fund, Inc.	$29,988	$29,694	$213	$4,000	$17,100	$12,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage SMID Cap Fund, Inc.	$17,313	$16,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage SMID Cap Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 20, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 20, 2022